SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2004

KRAMONT REALTY TRUST

(Exact name of Registrant as specified in its charter)

Maryland	1-15923	25-6703702

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 West Germantown Pike, Plymouth Meeting, PA	19462

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 825-7100

Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
KRAMONT REALTY TRUST NAREIT INSTITUTIONAL INVESTOR

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

EXHIBIT NO.	DOCUMENT
99.1	Kramont Realty Trust NAREIT Institutional Investor Forum Presentation - June 7, 2004

Item 9.	Regulation FD Disclosure.

The Registrant, Kramont Realty Trust, hereby makes available as Exhibit 99.1 to this filing, supplemental information concerning the ownership, operations and portfolio of the Registrant as of June 8, 2004. The information included in this Current Report on Form 8-K (including exhibit 99.1 hereto) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing. This Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KRAMONT REALTY TRUST

(Registrant)

June 8, 2004	/s/ Louis P. Meshon, Sr. Louis P. Meshon Sr., President

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